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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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United Online, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 6, 2004

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of United Online, Inc. will be held on Thursday, May 6, 2004, at 10:00 a.m. Pacific time at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361, for the following purposes:

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  to elect two directors to serve on our Board of Directors until the third annual stockholders meeting following their election or until their successors are duly elected and qualified;

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  to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004; and

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  to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        Please refer to the attached proxy statement, which forms a part of this notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

        Only stockholders of record at the close of business on March 29, 2004, the record date, are entitled to notice of and to vote at the annual meeting. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the meeting and at our executive offices located at 2555 Townsgate Road, Westlake Village, California 91361.

        All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the enclosed envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the close of voting at the annual meeting. If you attend the annual meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted.

Sincerely,

Mark R. Goldston Chairman, Chief Executive Officer and President

Westlake Village, California
April 7, 2004

United Online, Inc.
2555 Townsgate Road
Westlake Village, California 91361

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2004

General

        This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held on Thursday, May 6, 2004, at 10:00 a.m. Pacific time at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361, for the purposes of:

  •
  electing two directors to serve on our Board of Directors until the third annual stockholders meeting following their election or until their successors are duly elected and qualified;

  •
  ratifying the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004; and

  •
  transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        These proxy solicitation materials were mailed on or about April 10, 2004 to all stockholders entitled to vote at the annual meeting.

Voting; Quorum

        Our outstanding common stock constitutes the only class of securities entitled to vote at the annual meeting. Common stockholders of record at the close of business on March 29, 2004, the record date for the annual meeting, are entitled to notice of and to vote at the meeting. On the record date, 61,847,427 shares of our common stock were issued and outstanding. Each share of common stock is entitled to one vote. The presence at the meeting, in person or by proxy, of a majority of the shares of common stock issued and outstanding on March 29, 2004 will constitute a quorum.

        All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes are shares held of record by stock brokerage firms but not voted due to the failure of the beneficial owners of those shares to provide voting instructions. Abstentions and broker non-votes are counted as present for purposes of determining whether or not there is a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are not entitled to vote at the annual meeting and will not be counted for purposes of determining whether a proposal has been approved. The election of directors will be by plurality vote, and the nominees receiving the highest number of affirmative votes shall be elected; broker non-votes and votes marked "withheld" will not affect the outcome of the election. Ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the outstanding shares of common stock represented at the annual meeting and entitled to vote.

Voting Procedure

        Stockholders of record may vote by completing and returning the enclosed proxy card prior to the annual meeting, voting in person at the annual meeting or submitting a signed proxy card at the annual meeting. If the enclosed form of proxy is properly signed, dated and returned, the shares represented thereby will be voted at the annual meeting in accordance with the instructions specified thereon. Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the annual meeting FOR the election of the director nominees listed in Proposal One (unless the authority to vote for the election of such directors is withheld) and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors as described in Proposal Two.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

        You may revoke your proxy at any time before it is actually voted at the meeting by:

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  delivering written notice of revocation to our corporate Secretary at 2555 Townsgate Road, Westlake Village, California 91361;

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  submitting a later dated proxy; or

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  attending the meeting and voting in person.

        Your attendance at the meeting will not, by itself, constitute a revocation of your proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf.

        Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial owner of our shares, but those shares are held of record by another person such as a stock brokerage firm or bank, then you must provide voting instructions to the appropriate record holder so that such person can vote the shares. In the absence of such voting instructions from you, the record holder may not be entitled to vote those shares.

Solicitation

        This solicitation is made on behalf of our Board of Directors, and we will pay the costs of solicitation. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our stockholders. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies by telephone, fax or personal interview. No additional compensation will be paid to these individuals for any such services.

Stockholder Proposals for 2005 Annual Meeting

        Stockholder proposals that are intended to be presented at our 2005 annual meeting and included in our proxy materials relating to the 2005 annual meeting must be received by us no later than December 11, 2004, which is 120 calendar days prior to the anniversary of the mailing date for this year's proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2005 annual meeting.

        If a stockholder wishes to present a proposal at our 2005 annual meeting and the proposal is not intended to be included in our proxy statement relating to the 2005 annual meeting, the stockholder must give advance notice to us prior to the deadline for the annual meeting determined in accordance with our amended and restated bylaws (the "Bylaw Deadline"). Under our bylaws, in order to be deemed properly presented, the notice of a proposal must be delivered to our Secretary no fewer than

90 days and no more than 120 days prior to the anniversary of the date for this year's annual meeting. However, if we determine to change the date of the 2005 annual meeting so that it occurs more than 30 days prior to, or more than 30 days after, May 6, 2005, stockholder proposals intended for presentation at the 2005 annual meeting must be received by our Secretary no later than the close of business on the tenth day following the day on which such notice of the date of the 2005 annual meeting is mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. If a stockholder gives notice of such proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. All stockholder proposals must be in the form required by our bylaws.

        The rules of the Securities and Exchange Commission also establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement and as to which the holders of proxies solicited by our Board of Directors will not have discretionary voting power (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2005 annual meeting is February 24, 2005, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement. If a stockholder gives notice of such proposal after the Discretionary Vote Deadline, next year's proxy holders will be allowed to use their discretionary voting authority to vote the shares they represent as our Board of Directors may recommend, which may include a vote against a stockholder proposal, when and if the proposal is raised at the 2005 annual meeting.

        We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Board of Directors is divided into three classes with staggered terms, which will usually be approximately three years in length. Our bylaws dictate that each director, once elected, holds office until the third annual stockholders meeting following his election or until his successor is duly elected and qualified. Due to the change in our fiscal year end from June 30 to December 31, the timing of this annual meeting was changed and, accordingly, the term of each class of directors was impacted.

        The class whose term expires at this annual meeting contains two directors, Robert Berglass and Kenneth L. Coleman, who are both nominated for re-election. Each of the directors elected at this annual meeting will hold office until the third annual stockholders meeting following his election or until his successor is duly elected and qualified. If both nominees are elected, our Board of Directors will consist of six individuals.

        The nominees named below have agreed to serve if elected, and we have no reason to believe that they will be unavailable to serve. If, however, the nominees named below are unable to serve or decline to serve at the time of the annual meeting, the proxies will be voted for any nominee who may be designated by our Board of Directors. Unless a stockholder specifies otherwise, a returned proxy will be voted FOR the election of the nominees listed below.

        On September 25, 2001, NetZero, Inc. and Juno Online Services, Inc. merged into two wholly-owned subsidiaries of United Online (the "Merger") and each of the directors of NetZero became a director of United Online pursuant to the terms of the Merger. Mr. Berglass, one of the nominees named below, and Messrs. Armstrong, Goldston and Holt were directors of NetZero prior to the Merger.

        The following table sets forth information with respect to the persons nominated for re-election at the meeting:

Name	Age	Director Since	Committee Membership
Robert Berglass	66	2001	Compensation Committee
Kenneth L. Coleman	61	2001	Audit & Compensation Committees

        Robert Berglass has served as one of our directors since the Merger and was a director of NetZero from November 2000 until the Merger. Since January 2002, Mr. Berglass has been the Chairman of DAVEXLABS LLC. From 1998 until April 2001, Mr. Berglass was the Chairman, Chief Executive Officer and President of Schwarzkopf & DEP, Inc. (formerly DEP Corporation), a division of Henkel KGAA. Mr. Berglass had held those positions following Henkel KGAA's acquisition of DEP Corporation in 1998. From 1969 to 1998, Mr. Berglass was the Chairman, Chief Executive Officer and President of DEP Corporation. Before joining DEP Corporation, Mr. Berglass held various positions at Faberge, Inc., including Corporate Executive Vice President.

        Kenneth L. Coleman has served as one of our directors since September 2001. Mr. Coleman founded ITM Software and has been its Chairman and Chief Executive Officer since May 2002. In May 2001, Mr. Coleman founded Coleman Consulting and consulted on various strategic matters for several companies through May 2002. From 1987 through May 2001, he held various positions, including Executive Vice President of Global Sales, Service and Marketing, with Silicon Graphics, Inc. Mr. Coleman serves on the board of directors of MIPS Technologies, Inc., Acclaim Entertainment, Inc., City National Bank and Pharmacopeia Inc. Mr. Coleman received his B.S. and M.B.A. from Ohio State University.

Continuing Directors

        Our other directors are as follows:

Name	Age	Director Since	Positions
Mark R. Goldston	49	2001	Chairman, Chief Executive Officer, President and Director
James T. Armstrong(1)(2)	38	2001	Director
Dennis Holt(2)(3)	67	2001	Director
Carol A. Scott(1)(2)	54	2003	Director

(1)
Member of the Audit Committee.

(2)
Member of the Nominating Committee.

(3)
Member of the Compensation Committee.

        The terms of Mr. Goldston and Ms. Scott will expire at our next annual stockholders meeting and the terms for Mr. Armstrong and Mr. Holt will expire at the next annual stockholders meeting thereafter.

        Mark R. Goldston has served as our Chairman, Chief Executive Officer and President and a director since the Merger. He served as NetZero's Chairman and Chief Executive Officer and one of its directors from March 1999 until the Merger. Prior to joining NetZero, Mr. Goldston served as Chairman and Chief Executive Officer of The Goldston Group, a strategic advisory firm, from December 1997 to March 1999. From April 1996 to December 1997, he served as President, Chief Executive Officer and a director of Einstein/Noah Bagel Corp. after founding and serving his initial term with The Goldston Group from June 1994 to April 1996. Mr. Goldston also served as President and Chief Operating Officer of L.A. Gear from September 1991 to June 1994 and as a principal of Odyssey Partners, L.P., a private equity firm, from September 1989 to September 1991. Before joining Odyssey Partners, Mr. Goldston held various executive positions including Chief Marketing Officer of Reebok, President of Faberge USA, Inc. and Vice President of Marketing Worldwide for fragrance and skincare at Revlon, Inc. Mr. Goldston is the author of a business book entitled, The Turnaround Prescription, which was published in 1992 and is the named inventor on 12 separate U.S. patents on products such as inflatable pump athletic shoes and lighted footwear. Mr. Goldston received his B.S.B.A. in Marketing and Finance from Ohio State University and his M.B.A. (M.M.) from the J.L. Kellogg School at Northwestern University. He serves on the Dean's Advisory Board of the J.L. Kellogg School and the Dean's Advisory Board of the Ohio State University Fisher School of Business.

        James T. Armstrong has served as one of our directors since the Merger and was a director of NetZero from 1998 until the Merger. Mr. Armstrong has been a Managing Director with Clearstone Venture Partners (formerly idealab! Capital Partners) since August 1998. From May 1995 to August 1998, Mr. Armstrong was an associate with Austin Ventures. From September 1989 to March 1992, Mr. Armstrong was a senior auditor with Ernst & Young. Mr. Armstrong serves on the board of directors of several private companies. Mr. Armstrong received his B.A. in Economics from the University of California at Los Angeles and his M.B.A. from the University of Texas.

        Dennis Holt has served as one of our directors since the Merger and was a director of NetZero from January 2001 until the Merger. Mr. Holt founded US International Media LLC, and has been its Chief Executive Officer since March 2004. Mr. Holt previously served as Chief Executive Officer of Patriot Communications LLC, a telecommunications service bureau, which he created in 1990 as a subsidiary of Western International Media. Mr. Holt founded Western International Media, a media buying service, in 1970 and was the Chairman from 1970 through January 2002. Mr. Holt also serves on the board of directors of Westwood One, Inc. and several private and philanthropic companies. Mr. Holt received his B.A. in Administration from the University of Southern California.

        Carol A. Scott has served as one of our directors since April 29, 2003. Ms. Scott is a professor of marketing and faculty director of the Executive Program at The John E. Anderson Graduate School of Management at the University of California at Los Angeles. Ms. Scott has been on the faculty at UCLA since 1977, and served the school in a variety of administrative positions from 1986 through 1994, including chairman of the faculty and associate dean for academic affairs. She was also a visiting associate professor at the Harvard Business School in 1985, and was on the faculty at Ohio State University for three years prior to joining UCLA in 1977. Ms. Scott is a frequent author and lecturer and has served on the Editorial Board of the Journal of Consumer Research since 1980.

Code of Ethics

        We have long believed that good corporate governance is paramount to ensure that United Online is managed for the long-term benefit of its stockholders. As part of our ongoing efforts to improve corporate governance, we have undertaken a comprehensive effort to review and enhance our governance policies and practices. In conducting this review, we have looked to suggestions by various authorities in corporate governance, the practices of other public companies, the provisions of the Sarbanes-Oxley Act of 2002 (the "the Sarbanes-Oxley Act"), various new and proposed rules of the SEC, and the new listing standards of The NASDAQ Stock Market ("Nasdaq").

        As part of this review, we have adopted a Code of Ethics that applies to all of our employees, directors and officers, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Code of Ethics, which is attached to this proxy statement as Appendix A, constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act and is our "code of conduct" within the meaning of the Nasdaq Marketplace Rules applicable to companies whose stock is listed for trading on the Nasdaq.

Stockholder Communications with Directors

        The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 2555 Townsgate Road, Westlake Village, California 91361.

        All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the General Counsel's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Board Committees and Meetings

        We have six individuals who sit on our Board of Directors, five of whom are "independent" as that term is defined in Rule 4200 of the Nasdaq Marketplace Rules. Our Board of Directors held seven meetings during 2003. Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee, which was established in January 2004 to assist in the recommendation and selection of nominees for Board membership. During 2003, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and

(ii) the total number of meetings held by all committees of the Board of Directors on which such director served. Members of the Board of Directors and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2003. Additionally, at least quarterly, non-management Board members met in executive sessions without the presence of management. We do not have a policy regarding director attendance at our annual meetings and, due to our change in fiscal year end from June 30 to December 31, there was no annual meeting in 2003 for which to report attendance by the directors.

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  Audit Committee. The Audit Committee currently consists of three directors, Messrs. Armstrong and Coleman and Ms. Scott. Ms. Scott was appointed to the Audit Committee upon the resignation of Jennifer S. Fonstad in April 2003. The Audit Committee has responsibility for the appointment, retention and termination of our independent auditors, including overseeing their independence and evaluating their performance. In addition, the Audit Committee is responsible for reviewing and making recommendations regarding the annual audit, our financial statements, our interim financial statements, and our internal controls over financial reporting, accounting practices and policies. The Audit Committee was formed on September 25, 2001 and held eight meetings during 2003. The Audit Committee operates under a written charter adopted by our Board of Directors, which is reviewed annually and revised as appropriate. The charter was amended in February 2004 and is attached to this proxy statement as Appendix B. Our Board of Directors has determined that all members of the Audit Committee are independent as defined in Rule 4200 of the Nasdaq Marketplace Rules and also satisfy the additional criteria for independence for Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. Mr. Armstrong, who serves as Chairman of the Audit Committee, qualifies as a "financial expert" as that term is defined under applicable SEC rules.

    Earlier this year, the Audit Committee established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing practices.

    The Audit Committee meets privately with the independent auditors, and the independent auditors have unrestricted access and report directly to the Audit Committee. The Audit Committee has selected PricewaterhouseCoopers LLP as the company's independent auditors for the fiscal year ending December 31, 2004 and is recommending that our stockholders ratify this appointment at the annual meeting. The report of the Audit Committee can be found later in this proxy statement.

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  Compensation Committee. The Compensation Committee currently consists of three directors, Messrs. Berglass, Coleman and Holt, all of whom are independent as defined in Rule 4200 of the Nasdaq Marketplace Rules. Mr. Holt was appointed to the Compensation Committee in January 2004. The Compensation Committee has responsibility for determining the nature and amount of compensation for our executive officers and for administering our equity incentive plans. The Compensation Committee was formed on September 25, 2001 and held seven meetings during 2003. The report of the Compensation Committee can be found later in this proxy statement.

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  Nominating Committee. The Nominating Committee, which was formed on January 27, 2004, currently consists of three directors, Messrs. Armstrong and Holt and Ms. Scott, all of whom are independent as defined in Rule 4200 of the Nasdaq Marketplace Rules. The Nominating Committee has responsibility for identifying and recommending to the Board of Directors individuals qualified to serve as directors of the company. The Nominating Committee's charter is attached as Appendix C to this proxy statement.

    Criteria for Director Nominees. The Board of Directors believes that the Board should be comprised of individuals with varied, complementary backgrounds who have exhibited proven leadership capabilities within their chosen fields. Directors should have the ability to grasp quickly complex principles of business and finance, particularly those related to the industries in which the company operates. Directors should possess the highest personal and professional ethics, integrity and values and should be committed to representing the long-term interests of our stockholders.

    When considering a candidate for director, the Nominating Committee will take into account a number of factors, including the following:

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    independence from management;

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    depth of understanding of the Internet, sales and marketing, finance and/or other elements directly relevant to our business;

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    education and professional background;

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    judgment, skill, integrity and reputation;

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    existing commitments to other businesses as a director, executive or owner;

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    personal conflicts of interest, if any; and

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    the size and composition of the existing Board.

    Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the Nominating Committee will consider the director's past attendance at, and participation in, meetings of the Board of Directors and its committees and the director's formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. The directors who are nominated for re-election at this annual meeting were approved for nomination by the full Board of Directors.

    When seeking candidates for director, the Nominating Committee may solicit suggestions from incumbent directors, management, stockholders and others. Additionally, the Nominating Committee may use the services of third party search firms to assist in the identification of appropriate candidates. After conducting an initial evaluation of a prospective candidate, the Nominating Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Nominating Committee may also ask the candidate to meet with management. If the Nominating Committee believes a candidate would be a valuable addition to the Board of Directors, it may recommend to the full Board that candidate's appointment or election.

    Stockholder Recommendations for Nominations to the Board of Directors. The Nominating Committee will consider candidates for director recommended by any stockholder. The Nominating Committee will evaluate such recommendations by applying its regular nominee criteria and considering the additional information set forth below. Eligible stockholders wishing to recommend a candidate for nomination as a director are to send the recommendation in writing to the Chairman of the Nominating Committee, United Online, Inc., 2555 Townsgate Road, Westlake Village, California 91361. Prior to making such a recommendation, stockholders are encouraged to contact the Chairman of the Nominating Committee to obtain a list of backgrounds that the Nominating Committee would consider for potential director nominees given its then current composition. A stockholder recommendation must contain the following information:

    •
    documentation supporting that the writer is a stockholder of United Online and indicating the number of shares of our common stock beneficially owned by such person and the holder or holders of record of those shares, together with a statement that the writer is recommending a candidate for nomination as a director;

    •
    the address of record and number of shares beneficially owned and owned of record by the proposing stockholder;

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    a resume of the candidate's business experience and educational background that also includes the candidate's name, age, business and residence addresses, and principal occupation or employment and an explanation of how the candidate's background and qualifications are directly relevant to United Online's business;

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    the number of shares of our common stock beneficially owned by the candidate;

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    a statement detailing any relationship, arrangement or understanding, formal or informal, between or among the candidate, any affiliate of the candidate, and any customer, supplier or competitor of United Online, or any other relationship, arrangement or understanding that might affect the independence of the candidate as a member of the Board;

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    detailed information describing any relationship, arrangement or understanding, formal or informal, between or among the proposing stockholder, the candidate, and any affiliate of the proposing stockholder or the candidate;

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    any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

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    a representation that the proposing stockholder intends to appear in person or by proxy at the annual stockholders meeting at which the persons named in such notice are to stand for election; and

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    a signed consent of the candidate to serve as a director, if nominated and elected.

    In connection with its evaluation, the Nominating Committee may request additional information from the candidate or the recommending stockholder and may request an interview with the candidate. The Nominating Committee has discretion to decide which individuals to recommend for nomination as directors.

    No candidates for director nominations were submitted by any stockholder in connection with the election of directors at the annual meeting. Any stockholder that desires to recommend a candidate for nomination to the Board of Directors who would be considered for election at our next annual meeting should read the section entitled "Stockholder Proposals for 2005 Annual Meeting" earlier in this proxy statement for additional information. Stockholder proposals for our next annual meeting must be received by December 11, 2004.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consists of Messrs. Berglass, Coleman and Holt. None of these individuals was employed by us at any time during 2003, and none has ever acted as one of our officers.

        None of our current executive officers has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serve as a member of our Board of Directors or our Compensation Committee.

Director Compensation

        During 2003, our non-employee directors received an annual fee of $25,000, which was paid quarterly in arrears, as well as $1,000 for each meeting attended (including committee meetings).

Members of the Audit Committee received an additional annual fee of $6,000 and the Chairs of the Audit Committee and Compensation Committee each received an additional annual fee of $5,000. As of January 29, 2004, the annual fee for the Chairs of the Audit Committee and Compensation Committee were increased to $8,500 and $7,500, respectively. Beginning in January 2004, each director is also entitled to receive a laptop computer, a printer and Internet access at our expense.

        Under our 2001 Stock Incentive Plan, non-employee directors may receive option grants, direct issuances of common stock and other equity incentives. On February 4, 2003, Messrs. Armstrong, Berglass, Coleman and Holt were each granted an immediately exercisable option to purchase 22,500 shares of our common stock at an exercise price of $9.487 per share, the fair market value of our common stock on the grant date, and the shares subject to those options will vest in nine successive equal monthly installments upon the completion of each month of Board service over the nine-month period measured from the grant date. Upon her appointment to the Board of Directors on April 29, 2003, Ms. Scott was granted an immediately exercisable option to purchase 60,000 shares of our common stock at an exercise price of $13.734 per share, the fair market value of our common stock on the grant date, and the shares subject to that option will vest in 36 successive equal monthly installments upon her completion of each month of Board service over the 36-month period measured from the grant date. On January 29, 2004, Messrs. Armstrong, Berglass, Coleman, Holt and Ms. Scott each received an immediately exercisable option to purchase 22,500 shares of our common stock at an exercise price of $18.70 per share, the fair market value of our common stock on the grant date, and the shares subject to that option will vest in twelve successive equal monthly installments upon the completion of each month of Board service over the twelve-month period measured from the grant date. Any shares purchased under these options before such shares vest will be subject to repurchase by us, at the original purchase price paid per share, should the optionee cease to serve as a Board member prior to vesting in those shares. In the event of a change of control, the shares subject to each of these options will immediately vest in full, and upon a hostile takeover, these options may be surrendered to us for a cash payment based on the take-over price paid per share of our common stock.

Recommendation of the Board of Directors

        Our Board of Directors recommends that the stockholders vote FOR the election of the nominees listed above.

PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP, our independent auditors for the fiscal year ended June 30, 2003 and the six-month period ended December 31, 2003, to serve in the same capacity for the fiscal year ending December 31, 2004, and is asking the stockholders to ratify this appointment. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors, the Audit Committee may reconsider its selection.

Audit and Other Fees

        We were billed the following fees by PricewaterhouseCoopers LLP for the six-month period ended December 31, 2003:

        Audit Fees.    PricewaterhouseCoopers LLP billed us approximately $292,000 for the audit of our consolidated financial statements for the six months ended December 31, 2003, the review of those interim financial statements included in our quarterly report on Form 10-Q and for audit consultations.

        Audit-Related Fees.    Audit-related fees were an additional $74,000 for consulting services relating to the documentation of key selected business processes and internal controls.

        Tax Services Fees.    Tax services fees for tax compliance and tax consulting services were $48,000.

        All Other Fees.    No other fees were billed to the company by PricewaterhouseCoopers during the six months ended December 31, 2003.

        We were billed the following fees by PricewaterhouseCoopers LLP for the fiscal year ended June 30, 2003:

        Audit Fees.    PricewaterhouseCoopers LLP billed us approximately $325,000 for audit fees, including $320,000 for the audit of our annual consolidated financial statements and review of those interim financial statements included in our quarterly reports on Form 10-Q and $5,000 in connection with the Registration Statement on Form S-8 filed by the company on June 11, 2003.

        Audit-Related Fees.    Audit-related fees were an additional $304,000, including $262,000 for consulting services relating to the documentation of key selected business processes and internal controls and $42,000 for other consulting and accounting services.

        Tax Services Fees.    Tax services fees for tax compliance and tax consulting services were $274,000.

        All Other Fees.    Other fees billed by PricewaterhouseCoopers LLP were $9,000.

        We were billed the following fees by PricewaterhouseCoopers LLP for the fiscal year ended June 30, 2002:

        Audit Fees.    PricewaterhouseCoopers LLP billed us approximately $310,000 for audit fees during the fiscal year ended June 30, 2002, consisting of $255,000 for the audit of our annual consolidated financial statements and review of those interim financial statements included in our quarterly reports on Form 10-Q, $43,000 for audit consultations and $12,000 for services in connection with other registration statements.

        Audit-Related Fees.    Audit-related fees were an additional $383,000, including $382,000 in connection with the registration statement filed for the Merger.

        Tax Services Fees.    Tax services fees for tax compliance and tax consulting services were $70,000.

        All Other Fees.    No other fees were billed to the company by PricewaterhouseCoopers during the fiscal year ended June 30, 2002.

Determination of Independence

        The Audit Committee of the Board of Directors has determined that provision by PricewaterhouseCoopers LLP of the services covered under the heading "All Other Fees" above is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        Under its charter, the Audit Committee must pre-approve all engagements of our independent auditors, unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. In 2003 the Audit Committee adopted a policy requiring the pre-approval of all services to be provided by our independent auditors. Any proposed services exceeding pre-approved cost parameters will also require specific pre-approval. The Audit Committee has delegated to its Chairman the authority to evaluate and approve service engagements on behalf of the full committee in the event a need arises for specific pre-approval between committee meetings.

Recommendation of the Board of Directors

        Our Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent auditors for the fiscal year ending December 31, 2004.

OTHER MATTERS

        We do not know of any matters to be presented at the annual meeting other than those mentioned in this proxy statement. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board of Directors recommends.

OWNERSHIP OF SECURITIES

        The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of March 29, 2004, by (i) each of our directors and nominees for director, (ii) each named executive officer (as listed in the summary compensation table which appears later in this proxy statement), (iii) each person who, to our knowledge, beneficially owns 5% or more of the outstanding shares of our common stock, and (iv) all current directors and executive officers as a group.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficial Ownership(1)
Directors and Named Executive Officers:
Mark R. Goldston(2)	4,898,038	7.4%
Charles S. Hilliard(3)	1,198,856	1.9%
Gerald J. Popek(4)	624,846	1.0%
Frederic A. Randall, Jr.(5)	919,133	1.5%
Brian Woods(6)	1,032,250	1.6%
James T. Armstrong(7)	73,438	*
Robert Berglass(8)	96,000	*
Kenneth L. Coleman(9)	79,800	*
Dennis Holt(10)	80,334	*
Carol A. Scott(11)	82,800	*
All directors and executive officers as a group (12 persons)(12)	10,057,608	14.3%
5% Stockholders Not Listed Above:
FMR Corp.(13)	9,115,553	14.7%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Based on 61,847,427 shares of common stock outstanding on March 29, 2004. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of March 29, 2004, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 2555 Townsgate Road, Westlake Village, California 91361.

(2)
Includes (i) 608,581 shares owned by the Mark and Nancy Jane Goldston Family Trust dated November 8, 1997, over which Mr. Goldston exercises voting power, as trustee; (ii) 250,000 shares owned by Mark Goldston, which are subject to repurchase by the company at the purchase price of $.0001 per share if Mr. Goldston voluntarily leaves the company prior to January 27, 2008; and (iii) 4,039,457 shares subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(3)
Includes (i) 306,044 shares owned by Mr. Hilliard, 125,000 of which shares are subject to repurchase by the company at the purchase price of $.0001 per share if Mr. Hilliard voluntarily leaves the company prior to January 27, 2008; and (ii) 892,812 shares subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(4)
Includes (i) 25,780 shares owned by Mr. Popek; and (ii) 599,066 shares subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(5)
Includes (i) 287,156 shares owned by Mr. Randall, 100,000 of which shares are subject to repurchase by the company at the purchase price of $.0001 per share if Mr. Randall voluntarily leaves the company prior to January 27, 2008; and (ii) 631,977 shares subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(6)
Includes (i) 146,393 shares owned by Mr. Woods, 100,000 of which shares are subject to repurchase by the company at the purchase price of $.0001 per share if Mr. Woods voluntarily leaves the company prior to January 27, 2008; and (ii) 885,857 shares subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(7)
Includes (i) 20,104 shares owned by Mr. Armstrong; and (ii) 53,334 shares subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(8)
Includes (i) 3,000 shares owned by Mr. Berglass; and (ii) 93,000 shares subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(9)
Includes (i) 300 shares owned by Mr. Coleman; and (ii) 79,500 shares subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(10)
Includes 80,334 shares subject to options held by Mr. Holt which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(11)
Includes (i) 300 shares owned by Ms. Scott; and (ii) 82,500 shares subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(12)
Includes 8,340,960 shares of our common stock subject to options which are currently exercisable or which will become exercisable within 60 days of March 29, 2004.

(13)
This information is derived solely from the Schedule 13G filed with the SEC by FMR Corp. on February 17, 2004. The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

        The following table sets forth certain information regarding all our executive officers as of March 31, 2004:

Name	Age	Positions
Mark R. Goldston	49	Chairman, Chief Executive Officer, President and Director
Jon O. Fetveit	34	Executive Vice President and Chief Strategy Officer
Charles S. Hilliard	40	Executive Vice President, Finance and Chief Financial Officer
Gerald J. Popek	57	Executive Vice President and Chief Technology Officer
Frederic A. Randall, Jr.	47	Executive Vice President, General Counsel and Secretary
Robert J. Taragan	47	Executive Vice President and General Manager of CyberTarget
Brian Woods	44	Executive Vice President and Chief Marketing Officer

        The following is a brief description of the capacities in which each of the executive officers has served during the past five years. The biography for Mr. Goldston appears earlier in this proxy statement under the heading "Proposal One: Election of Directors."

        Jon O. Fetveit has been our Executive Vice President and Chief Strategy Officer since the Merger. Prior to that, he served as NetZero's Senior Vice President and Chief Strategy Officer from July 2001 until the Merger. Mr. Fetveit joined NetZero in May 1999 as Director, Strategic Planning and served as NetZero's Vice President, Strategic Planning from April 2000 to July 2001. Prior to joining NetZero, Mr. Fetveit was engaged in the start-up of SRP Software, an enterprise software company, from July 1997 to May 1999. From June 1992 to July 1997, Mr. Fetveit was an investment banker in the corporate finance department of Hambrecht & Quist LLC, most recently as Vice President, Software Investment Banking. Mr. Fetveit received his B.S. in Symbolic Systems with distinction from Stanford University. Mr. Hilliard and Mr. Fetveit are brothers-in-law.

        Charles S. Hilliard has been our Executive Vice President, Finance and Chief Financial Officer since the Merger. Prior to that, he served as NetZero's Senior Vice President, Finance and Chief Financial Officer from April 1999 to September 2001. Prior to joining NetZero, Mr. Hilliard served as an investment banker with Morgan Stanley & Co. from May 1994 to April 1999, most recently as a Principal in the Corporate Finance Department. From August 1990 to May 1994, he served in the Mergers & Acquisitions and Corporate Finance departments of Merrill Lynch & Co. Mr. Hilliard served as a tax accountant with Arthur Andersen & Co. from September 1985 to July 1988 and was licensed as a Certified Public Accountant in January 1988. Mr. Hilliard received his B.S. in Business Administration from the University of Southern California and his M.B.A. with distinction from the University of Michigan. Mr. Hilliard and Mr. Fetveit are brothers-in-law.

        Gerald J. Popek has been our Executive Vice President and Chief Technology Officer since the Merger. Prior to that, he served as NetZero's Senior Vice President and Chief Technology Officer from October 2000 to September 2001. Prior to joining NetZero, Mr. Popek was Chief Technology Officer at CarsDirect.com from August 1999 to September 2000 and Chief Technology Officer at PLATINUM Technology, Inc. from August 1995 to August 1999. In the late 1970s, he was a member of the Defense Science Board, which selected the technology base for the United States Department of Defense that became the Internet. Mr. Popek has a B.S. in Nuclear Engineering, with honors, from New York University and a Ph.D. in Applied Mathematics from Harvard University.

        Frederic A. Randall, Jr.    has been our Executive Vice President, General Counsel and Secretary since the Merger. Prior to that, he served as NetZero's Senior Vice President and General Counsel from March 1999 until the Merger and was the Secretary from May 1999 to September 2001. Prior to joining NetZero, Mr. Randall was a partner at Brobeck, Phleger & Harrison LLP from January 1991 to March 1999, and an associate from 1984 to December 1990. Mr. Randall received his B.A. in English Literature with distinction from the University of Michigan and his J.D., cum laude, from the University of San Francisco School of Law.

        Robert J. Taragan has been our Executive Vice President and General Manager of CyberTarget since the Merger. Prior to that, he served as NetZero's Senior Vice President and General Manager of CyberTarget from March 2000 until the Merger. Prior to joining NetZero, Mr. Taragan held various management positions with Nielsen Media Research for 21 years. His positions included Executive Vice President of Marketing and General Manager of Local Services. Mr. Taragan received his B.A. in Economics from Colgate University.

        Brian Woods has been our Executive Vice President and Chief Marketing Officer since the Merger. Prior to that, he served as NetZero's Senior Vice President and Chief Marketing Officer from December 1999 until the Merger. Mr. Woods served as Chairman and Chief Executive Officer of AimTV, Inc. from May 1999 until NetZero acquired AimTV in December 1999. Prior to his position with AimTV, Mr. Woods was affiliated with Planet Hollywood from 1996 until 1998 as the President of the Entertainment Division for Planet Hollywood International. From 1988 to 1996, Mr. Woods served in several management positions at Blockbuster Entertainment Group, including Executive Vice President and Chief Marketing Officer. Mr. Woods was also Co-Chairman of the Viacom Marketing Council from 1993 to 1995.

Summary of Cash and Certain Other Compensation

        The following table provides certain summary information concerning the compensation earned for services rendered by our Chief Executive Officer and each of the four other most highly compensated executive officers during the 2002 and 2003 fiscal years ended June 30, 2002 and June 30, 2003, respectively, and, due to the change in our fiscal year end from June 30 to December 31, the twelve-month period ended December 31, 2003. The information provided for the twelve-month period ended December 31, 2003 will overlap with the information provided for the fiscal year ended June 30, 2003 for the six-month period from January 1, 2003 through June 30, 2003. The information provided for the portion of the 2002 fiscal year prior to the Merger is the compensation that was paid to each individual by NetZero, and the securities appearing in the table have been adjusted to reflect the exchange ratio by which shares of NetZero common stock and options for shares of NetZero common stock were converted upon the Merger into shares of United Online common stock and options for shares of United Online common stock. No other executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for the twelve-month period ended December 31, 2003 has been excluded by reason of his or her termination of employment or change in executive status during that year. The listed individuals are sometimes referred to herein as the "named executive officers."

SUMMARY COMPENSATION TABLE

					Long-Term Compensation Awards
	Annual Compensation
Name and Principal Position					Restricted Stock Award($)	Securities Underlying Options(#)
	Year		Salary($)	Bonus($)
Mark R. Goldston Chairman, Chief Executive Officer and President	2003 2003 2002	(1)	735,000 700,000 605,000	831,375 700,000 652,500	— — —	(2) 825,000 2,565,000
Charles S. Hilliard Executive Vice President, Finance and Chief Financial Officer	2003 2003 2002	(1)	367,500 350,000 275,000	323,875 262,500 312,500	— — —	(2) 225,000 675,000
Gerald J. Popek Executive Vice President and Chief Technology Officer	2003 2003 2002	(1)	341,250 325,000 275,000	300,750 243,750 262,500	— — —	(2) 150,000 525,000
Frederic A. Randall, Jr. Executive Vice President and General Counsel	2003 2003 2002	(1)	341,250 325,000 275,000	302,329 243,750 312,500	— — —	(2) 180,000 630,000
Brian Woods Executive Vice President and Chief Marketing Officer	2003 2003 2002	(1)	341,250 325,000 275,000	302,329 243,750 212,500	— — —	(2) 180,000 630,000

(1)
In 2003, our fiscal year end changed from June 30 to December 31. The compensation in this row includes six months of salary that is also reflected in the following row for the fiscal year ended June 30, 2003. In addition, we calculated the bonus compensation reflected in the first row by pro-rating the bonus earned for the twelve-month period ended June 30, 2003 ratably over that twelve-month period and then adding the portion pro-rated to the period from January 1, 2003 through June 30, 2003 to the bonus awarded by the Compensation Committee for the six-month period ended December 31, 2003 to yield the bonus deemed earned for the twelve-month period ended December 31, 2003. If we had instead added the full bonus for the twelve-month period ended June 30, 2003 to the bonus earned by each named executive officer for the six-month period ended December 31, 2003, the bonus amounts in the first row would have been as follows: Mr. Goldston: $1,131,375; Mr. Hilliard: $455,125; Mr. Popek: $422,625 and Messrs. Randall and Woods: $424,204 each. The actual salary paid to each of the named executive officers and the actual bonus awarded for such individuals for the six-month period ended December 31, 2003 are as follows:

			Long-Term Compensation Awards
	Compensation for Six Months Ended December 31, 2003
Name and Principal Position			Restricted Stock Award($)	Securities Underlying Options(#)
	Salary($)	Bonus($)
Mark R. Goldston	385,000	481,375	—	—
Charles S. Hilliard	192,500	192,625	—	—
Gerald J. Popek	178,750	178,875	—	—
Frederic A. Randall, Jr.	178,750	180,454	—	—
Brian Woods	178,750	180,454	—	—
(2)
Each named executive officer received an option grant on June 18, 2003, which is reflected in the row showing compensation for the twelve-month period ended June 30, 2003. No additional options were granted to any of the named executive officers during the six-month period ended December 31, 2003.

Option/SAR Grants in Last Fiscal Year

        The following table contains information concerning the stock options granted to the named executive officers during the twelve months ended December 31, 2003. All options were granted under our 2001 Plan. No stock appreciation rights were granted to the named executive officers during such fiscal year.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

		Individual Grants
		% of Total Options Granted to Employees in Year Ended Dec. 31, 2003(2)			Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)(5)
	Number of Securities Underlying Options Granted(1)
Name			Exercise Price Per Share($)(3)	Expiration Date(4)
					5%	10%
Mark R. Goldston	825,000	27%	$17.947	06/17/2013	9,311,414	23,596,951
Charles S. Hilliard	225,000	7%	$17.947	06/17/2013	2,539,477	6,435,532
Gerald J. Popek	150,000	5%	$17.947	06/17/2013	1,692,984	4,290,355
Frederic A. Randall, Jr.	180,000	6%	$17.947	06/17/2013	2,031,581	5,148,426
Brian Woods	180,000	6%	$17.947	06/17/2013	2,031,581	5,148,426

(1)
Each option was granted on June 18, 2003 and is immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by us, at the original exercise price paid per share, should the optionee leave our employ or service prior to vesting in those shares. The shares subject to each option will vest in accordance with the following schedule: 33 1/3% of the option shares vest upon the optionee's completion of one year of service with us measured from the grant date, and the remainder vest in 24 equal monthly installments upon the optionee's completion of each additional month of service thereafter. See "Employment Contracts, Termination of Employment and Change in Control Arrangements" for vesting acceleration provisions.

(2)
Options to purchase 3,070,000 shares were granted to our employees in the twelve months ended December 31, 2003.

(3)
All of the options appearing in this table expire ten years from the date of grant.

(4)
The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent our estimate or projection of the future trading prices of our common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from those option grants made to the named executive officers. Actual gains, if any, on stock option exercises are dependent on numerous factors including, without limitation, our future performance, overall business and market conditions and the option holder's continued employment with us throughout the entire vesting period, which factors are not reflected in this table.

        On January 29, 2004, each of the named executive officers received option grants to purchase additional shares of our common stock as follows: Mr. Goldston: 625,000 shares; Mr. Hilliard: 170,000 shares; Mr. Popek: 70,000 shares; Mr. Randall: 125,0000 shares; and Mr. Woods: 105,000 shares. Each option has an exericse price of $18.70 per shares, the fair market value per share of our common stock on the grant date, and a maximum term of ten years measured from such grant date, subject to earlier termination upon the officer's termination of service. Each option is immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by us, at the original exercise price paid per share, should the optionee leave our employ or service prior to vesting in those shares. The shares subject to each option will vest in accordance with the following schedule: 33 1/3% of the option shares vest upon the optionee's completion of one year of service with us measured from the grant date, and the remainder vest in 24 equal monthly installments upon the optionee's completion of each additional month of service thereafter. See "Employment Contracts, Termination of Employment and Change in Control Arrangements" below for vesting acceleration provisions applicable to these options.

        The named executive officers were also awarded shares of restricted stock in January 2004. For further information concerning those restricted stock awards, see "Employment Contracts, Termination of Employment and Change in Control Arrangements" below.

Aggregated Option Exercises and Fiscal Year End Values

        The following table provides information with respect to the named executive officers concerning the exercise of options during the twelve months ended December 31, 2003 and unexercised options held by them at December 31, 2003. None of the named executive officers exercised any stock appreciation rights during such time period, and no stock appreciation rights were held by the named executive officers at the end of that period.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES(1)

			Number of Securities Underlying Unexercised Options(#)(3)		Value of Unexercised in-the-Money Options at Fiscal Year End($)(4)
Name	Shares Acquired on Exercise(#)	Value Realized($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark R. Goldston	—	—	3,414,457	—	35,290,019	—
Charles S. Hilliard	79,687	1,646,875	722,812	—	6,625,208	—
Gerald J. Popek	139,167	1,448,870	529,006	—	5,086,232	—
Frederic A. Randall, Jr.	245,500	3,629,566	506,977	—	4,416,305	—
Brian Woods	159,813	1,860,699	780,857	—	5,287,452	—

(1)
The amounts shown in this table reflect aggregated option exercises for the twelve-month period ended December 31, 2003 and option values as of December 31, 2003.

(2)
Based upon the closing selling price per share on the Nasdaq National Market on the exercise date less the exercise price per share.

(3)
Each option appearing in this table is immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by us, at the original exercise price per share, should the optionee leave our employ or service prior to vesting in those shares. The shares subject to each option vest in accordance with the following schedule: either 33 1/3% or 25% of the option shares vest upon the optionee's completion of one year of service with us measured from the grant date, and the remainder vest in either 24 or 36 equal monthly installments upon the optionee's completion of each additional month of service thereafter. In the event that we are acquired by merger or asset sale, the shares subject to each outstanding option not assumed or replaced by the successor corporation will immediately vest. See "Employment Contracts, Termination of Employment and Change in Control Arrangements" for other vesting acceleration provisions.

(4)
Based upon the closing selling price per share on the Nasdaq National Market on December 31, 2003 less the exercise price per share.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003 with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

					C
					Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)(5)
	A
	Number of Securities to be Issued Upon Exercise of Outstanding Options		B
Plan Category			Weighted Average Exercise Price of Outstanding Options
Equity Compensation Plans Approved by Stockholders(1)(2)	10,513,730	(4)	$12.12	(4)	1,614,587	(6)
Equity Compensation Plans Not Approved by Stockholders(3)	2,693,315		$5.80		33,132
Total	13,207,045		$10.83		1,647,719

(1)
Consists of the 2001 Stock Incentive Plan (the "2001 Plan") and the 2001 Employee Stock Purchase Plan (the "ESPP"). In connection with the Merger, we consolidated the Juno Online Services, Inc. 1999 Stock Incentive Plan and the NetZero, Inc. 1999 Stock Incentive Plan to form the 2001 Plan. Both the NetZero and Juno plans were approved by their respective stockholders prior to the Merger. In connection with the Merger, options to purchase 11,748,790 shares of NetZero common stock were assumed and converted into options to purchase 3,524,637 shares of our common stock and then transferred to the 2001 Plan; and options to purchase 8,031,560 shares of Juno common stock were assumed and converted into options to purchase 4,300,900 shares of our common stock and then transferred to the 2001 Plan.

(2)
In connection with the Merger, we consolidated the Juno Online Services, Inc. 1999 Employee Stock Purchase Plan and the NetZero, Inc. 1999 Employee Stock Purchase Plan to form the ESPP. Both the Juno ESPP and NetZero ESPP were approved by their respective stockholders prior to the Merger.

(3)
Consists of the 2001 Supplemental Plan. In connection with the Merger, we consolidated the following non-stockholder approved plans to form the 2001 Supplemental Plan: (i) the NetZero, Inc. 2001 Non-Executive Stock Incentive Plan; (ii) the Juno Online Services, Inc. 2001 Supplemental Stock Incentive Plan, (iii) the AimTV, Inc. 1999 Employee Stock Option Plan and (iv) the 1999 RocketCash Corporation Stock Option Plan. The RocketCash and AimTV plans were assumed by NetZero prior to the Merger in connection with the acquisition of all of the outstanding capital stock of each company. In connection with the Merger, options to purchase 2,028,475 shares of NetZero common stock, which includes all options converted into options to acquire NetZero common stock in connection with the AimTV acquisition, were assumed and converted into options to purchase 608,542 shares of our common stock and then transferred to the 2001 Supplemental Plan; and options to purchase 774,125 shares of Juno common stock were assumed and converted into options to purchase 414,543 shares of our common stock and then transferred to the 2001 Supplemental Plan. The AimTV options assumed by NetZero covered 32,475 shares of NetZero common stock and, when transferred to the 2001 Supplemental Plan following the Merger, were converted into options to acquire 9,742 shares of our common stock at a weighted average exercise price of $3.43 per share. As of December 31, 2003, the total number of shares of our common stock subject to those assumed AimTV options was approximately 1,367 shares with a weighted average exercise price of $3.43 per share.

(4)
Excludes purchase rights outstanding under the ESPP. Under the ESPP, each eligible employee may purchase up to 3,750 shares of our common stock at semi-annual intervals on the last business day of April and October each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee's entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the purchase date.

(5)
The 2001 Plan, the ESPP and the 2001 Supplemental Plan each contain a provision whereby the share reserve under the plan will automatically increase on the first business day of January each year that the plan remains in existence. The increase for each plan will be limited to the lesser of a specified amount or a percentage of our outstanding common stock as of the last business day of the calendar year immediately preceding the increase. The 2001 Plan will be increased each year by the lesser of 4.0% of the outstanding common stock and 1,950,000 shares; the 2001 Supplemental Plan will be increased each year by the lesser of 0.5% of the outstanding common stock and 214,200 shares; and the ESPP will be increased each year by the lesser of 1.5% of the outstanding common stock and 975,000 shares.

(6)
As of December 31, 2003, 403,970 shares remained available for issuance under the 2001 Plan and 1,210,617 shares of common stock remained available for issuance under the ESPP. The shares available for issuance under the 2001 Plan may be issued upon the exercise of stock options or stock appreciation rights granted under such plan, or those shares may be issued through direct stock issuances or pursuant to restricted stock awards or restricted stock units which vest upon the attainment of prescribed performance milestones or the completion of designated service periods.

The 2001 Supplemental Plan

        The company also maintains the 2001 Supplemental Stock Incentive Plan (the "2001 Supplemental Plan"), pursuant to which approximately 4 million additional shares of our common stock at December 31, 2003 had been reserved for issuance to eligible individuals in our service or the service of our subsidiaries. Such eligible individuals include our continuing employees (other than executive officers) and independent consultants. In addition, newly-hired employees (including newly- hired executive officers) may receive an award under the plan in connection with their commencement of employment with us. The 2001 Supplemental Plan also contains an automatic share increase provision pursuant to which the share reserve will automatically increase on the first trading day of January each year over the 10-year term of the plan by an amount equal to 0.5% of the outstanding shares of our common stock on the last trading day in the immediately preceding calendar year, up to a maximum annual increase of 214,200 shares (adjusted for any subsequent stock dividends, stock splits, recapitalizations or similar transactions affecting our common stock). Awards under the 2001 Supplemental Plan may be either in the form of stock option grants or direct stock issuances with exercise or issue prices at, above or below the fair market value of our common stock on the award date. No option grants will have a maximum term in excess of 10 years, and each option grant or direct stock issuance will generally vest over one or more years of service. However, upon certain changes in control or ownership, those options and stock issuances may vest in whole or in part on an accelerated basis. As of December 31, 2003 options to purchase 2,693,315 shares of our common stock were outstanding under the supplemental plan, 1,253,412 shares of our common stock had been issued under such plan, and 33,132 shares of our common stock remained available for future issuance.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        In January 2004, upon the recommendation of our Compensation Committee, the Board of Directors approved amendments to the employment agreements we have with Messrs. Goldston, Hilliard, Randall and Woods primarily to extend the terms of the agreements that were to expire in February 2005 to January 2008. The Compensation Committee believed that continuity of management had played a key role in the company's success, and that the retention of these individuals would be important to the company's future success. At the time the employment agreements were amended, the officers were also awarded restricted stock with a purchase price per share equal to the par value of our common stock ($.0001). Mr. Goldston received an award of 250,000 shares, Mr. Hilliard received an award of 120,000 shares and Messrs. Randall and Woods received awards of 100,000 shares. The restricted stock vests in full on January 27, 2008 with no interim vesting, but it is subject to earlier vesting as described below.

        Under Mr. Goldston's agreement, his annual base salary must not be less than $770,000, and the bonus for which he is eligible must be at least 125% of his base salary each year. Increases to his base salary and potential bonus may be made from time to time at the discretion of the Compensation Committee. If Mr. Goldston is terminated without cause or he is involuntarily terminated following a change in control, he will be entitled to a pro rata portion of his annual bonus, a lump sum severance payment of three times his base salary and a specified portion of his annual bonus, and vesting of all of his option shares and restricted stock. If the severance benefits following a change of control constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986 resulting in the imposition of excise taxes, we have agreed to pay Mr. Goldston a gross-up payment in an amount that, after the imposition of all excise and other federal and state taxes, will equal the excise taxes imposed in connection with the severance benefits. In the event his employment is terminated by reason of death or permanent disability, all of Mr. Goldston's option shares and restricted stock will vest in full.

Mr. Goldston has agreed that, for a period of eighteen months following the termination of his employment, he will not engage in specified competitive business activities, but only if he has received certain severance payments in connection with such termination.

        Under the agreements with Messrs. Hilliard, Randall and Woods, the base salaries of these individuals must not be less than $385,000 for Mr. Hilliard, $357,500 for Mr. Randall and $357,500 for Mr. Woods, and the bonus for which they are eligible must not be less than 100% of their base salary each year. Their salaries and bonuses are subject to periodic increases as determined by the Compensation Committee. If their employment is terminated without cause, they will be entitled to a lump sum payment of a pro rata portion of their annual bonus, three times their base salary and a specified portion of their annual bonus, and vesting of an additional twelve months for each of their outstanding options and restricted stock. If their employment is involuntarily terminated following a change in control, they will be entitled to a lump sum payment of a pro rata portion of their annual bonus, three times their base salary and a specified portion of their annual bonus, and vesting of all of their options shares and restricted stock. If the severance benefits following a change of control constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986 resulting in the imposition of excise taxes, we have agreed to pay such executives a gross-up payment in an amount that, after the imposition of all excise and other federal and state taxes, will equal the excise taxes imposed in connection with the severance benefits. In the event their employment is terminated by reason of death or permanent disability, all of their option shares and restricted stock will vest in full. Messrs. Hilliard, Randall and Woods have each agreed that, for a period of eighteen months following the termination of his employment, he will not engage in specified competitive business activities, but only if he has received certain severance payments in connection with such termination.

        Our other executive officers generally are entitled to a severance payment equal to one year of their base salary if they are terminated without cause and are entitled to accelerated vesting on a portion of their option shares if they are terminated without cause following a change of control.

Management Indebtedness

        During fiscal 1999 and fiscal 2002 (and before loans to officers were prohibited under the Sarbanes-Oxley Act of 2002), our Board of Directors authorized loans to certain of our executive officers to exercise a portion of their outstanding stock options. During the fiscal year ended June 30, 2003, each officer who had an outstanding loan from the company voluntarily repaid the loan (including all accrued interest) prior to its due date. All of the promissory notes that were issued in connection with the loans were full recourse and secured by the shares of common stock purchased with the note. The table below shows the amount of each promissory note, the interest rate for each note, the date each note was to become due, the largest amount outstanding on each note during the fiscal year ended June 30, 2003 and the current balance on each note.

MANAGEMENT INDEBTEDNESS

Name	Amount of Promissory Note	Interest Rate	Due Date	Largest Amount of Indebtedness During Fiscal 2003	Current Outstanding Balance
Mr. Goldston	$628,638	5.28%	March 2004	$557,450	$0
Mr. Goldston	$200,000	Prime + 1%	February 2007	$203,922	$0
Mr. Fetveit	$100,000	Prime + 2%	February 2007	$102,174	$0
Mr. Hilliard	$400,000	4.83%	April 2004	$338,003	$0
Mr. Hilliard	$200,000	Prime + 1%	February 2007	$203,667	$0
Mr. Randall	$100,000	Prime + 1%	February 2007	$101,466	$0
Mr. Woods	$100,000	Prime + 1%	February 2007	$101,466	$0

Indemnification Agreements

        In addition to the indemnification provisions contained in our certificate of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These agreements require that we, among other things, indemnify the person against expenses (including attorneys' fees), judgments, fines and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the company (other than liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        It is the duty of the Compensation Committee to determine the salaries and bonuses of the company's executive officers, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee is also responsible for administering the company's equity incentive plans.

        The Compensation Committee believes that the compensation programs for the company's executive officers should reflect the company's performance and the value created for its stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the company and should reward individual contributions to the company's success. The company is engaged in a very competitive industry, and its success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals. In particular, the Compensation Committee believes that the continuity of the company's executive officers, particularly the company's Chairman, Chief Executive Officer and President, has been a critical factor in the company's success, and will be critical to the company's success going forward. The Compensation Committee will continue to review executive compensation programs periodically and will consider new and revised programs, as appropriate, to ensure the interests of stockholders are served.

        General Compensation Policy.    The Compensation Committee's policy is to provide the executive officers with compensation opportunities that are based upon their personal performance, the performance of the company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary, (ii) annual variable incentive awards, and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the company's stockholders. The principal factors that were taken into account in establishing each executive officer's compensation package for the fiscal year ended June 30, 2003 and for the six-month period ended December 31, 2003 are described below.

        The Compensation Committee regularly evaluates its compensation policy and the methods used to implement such policy to determine whether its objectives are being met. These evaluations may from time to time result in changes in its policy or the methods of implementation.

        Base Salary.    The base salary for each executive officer is established on the basis of each individual's personal performance, scope of responsibility and professional experience, as well as internal and external alignment considerations. The salaries established for the executive officers are set forth in the Summary Compensation Table. The Compensation Committee meets at least annually to review and approve each executive officer's salary for the ensuing year. The salaries of the executive officers were increased both for the fiscal year ended June 30, 2003 and for the six-month period ended December 31, 2003 to reflect individual performance and market factors.

        Bonuses.    The annual incentive bonus for each executive officer is based on a percentage of each individual's base pay and is adjusted to reflect the actual financial performance of the company in comparison to the company's business plan. The parameters for awarding executive bonuses for the fiscal year ended June 30, 2003 were set forth in the 2003 Management Bonus Plan approved by the Compensation Committee and were based on the company's attainment of EBITDA (earnings before interest, taxes, depreciation and amortization) targets. The company significantly exceeded the EBITDA targets prescribed in the 2003 Bonus Plan for the fiscal year ended June 30, 2003 and the bonus earned by each executive officer (other than Mr. Goldston) for that fiscal year was 75% of base salary and the bonus received by Mr. Goldston was 100% of base salary. The actual bonus amounts for the named executive officers for the fiscal year ended June 30, 2003 are set forth in the Summary Compensation Table.

        Due to the company's change in fiscal year end from June 30 to December 31, the Compensation Committee also awarded each executive officer a bonus for the six-month period ended December 31, 2003. The Committee used the EBITDA targets set forth in the 2004 Management Bonus Plan (which was originally to be in effect for the twelve-month period beginning July 1, 2003 and ending June 30, 2004) but pro-rated those targets to reflect the first six months of that period. The bonus earned by each executive officer (other than Mr. Goldston) for the six months ended December 31, 2003 was 100% of base salary and the bonus received by Mr. Goldston for that period was 125% of base salary. The actual bonus amounts for the named executive officers for the six-month period ended December 31, 2003 are set forth in a footnote to the Summary Compensation Table.

        Long-Term Incentives.    Each stock option grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the company's common stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to 10 years). In general, each option is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the company, at the original exercise price paid per share, should the optionee leave the company's service prior to vesting in those shares. The shares subject to the options granted during the 2003 fiscal year will vest over a three-year period, contingent upon the officer's continued employment with the company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the company during the vesting period, and then only if the market price of the shares appreciates over the option term.

        During the fiscal year ended June 30, 2003, the Compensation Committee granted options to purchase an aggregate of 1,770,000 shares of common stock to executive officers. No additional options were granted to the executive officers for the six-month period ended December 31, 2003. The size of the option granted to each executive officer was set by the Compensation Committee at a level that was intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also took into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varied from individual to individual.

        CEO Compensation.    Mr. Goldston became the company's Chairman, Chief Executive Officer and President upon consummation of the Merger. His compensation, including base salary and eligibility for annual variable cash compensation, is set by the Compensation Committee and, in accordance with his employment agreement, may not be decreased. See "Employment Contracts, Termination of Employment and Change in Control Arrangements." In determining his base salary, the Compensation Committee considered Mr. Goldston's professional experience and leadership and strategic vision for the company. Mr. Goldston's bonuses for both the fiscal year ended June 30, 2003 and the six-month period ended December 31, 2003 were based upon the same EBITDA targets in effect for the company's other executive officers for those periods and were accordingly dependent solely upon the company's financial performance for those indicated periods. The options granted to Mr. Goldston during the fiscal year ended June 30, 2003 were in recognition of his personal performance and leadership role and were intended to provide him with an incentive to continue in the company's employ.

        Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the company's executive officers, unless such compensation is performance-based pursuant to certain milestones established under a stockholder-approved plan. The cash compensation paid to the company's executive officers for the fiscal year ended June 30, 2003 and for the twelve-month period ended December 31, 2003 did not exceed the $1 million limit per covered officer, except in the case of the Chief Executive Officer. The cash compensation paid to the Chief Executive Officer for both those periods did exceed the limit. The excess was attributable to the performance bonus that the Chief Executive Officer earned by reason of the company's success in achieving the financial milestones set by the Compensation Committee under the 2003 Bonus Plan and the pro-rated milestones in effect for the six-month period ended December 31, 2003 based on the Bonus Plan previously established for the twelve-month period ending June 30, 2004. Neither of those plans was previously submitted to stockholder approval, and all compensation paid under those plans was accordingly subject to the $1 million limitation. However, for the short-taxable year from July 1, 2003 to December 31, 2003, the cash compensation paid to the Chief Executive Officer (salary and bonus) did not exceed the $1 million limit and was fully deductible by the company. The Compensation Committee has decided not to submit the incentive bonus plan for the year ending December 31, 2004 to stockholder approval at the 2004 annual meeting or to take any other action to limit or restructure the elements of cash compensation payable to the company's executive officers. In addition, the deductibility of any compensation deemed paid by the company in connection with the exercise of option grants made under the company's 2001 Stock Incentive Plan on or after the date of the 2004 annual meeting (or prior to that date for certain grants made to executive officers) or the disposition of shares purchased under those options will also be subject to the $1 million limitation per covered executive officer. The Compensation Committee believes that in establishing the cash and equity incentive compensation programs for the company's executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Compensation Committee may deem it appropriate to continue to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to the company's financial performance or stock option grants tied to stock price appreciation over the option term, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the executive officers essential to the company's financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

        Submitted by the Compensation Committee of the Board of Directors:

Robert Berglass Kenneth L. Coleman Dennis Holt

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to the company's audited financial statements for the fiscal year ended June 30, 2003 and the transition period ended December 31, 2003, included in the company's Form 10-K for that period.

        Composition and Charter.    The Audit Committee of our Board of Directors currently consists of three independent directors, as that term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules: Mr. Armstrong, who serves as Chairman of the Audit Committee, Mr. Coleman and Ms. Scott. Ms. Scott was appointed to the Audit Committee upon the resignation of Ms. Fonstad in April 2003. The Audit Committee operates under a written charter adopted by our Board of Directors, which was amended in February 2004 and is attached hereto as Appendix B. The Board of Directors and the Audit Committee intend to review and assess the adequacy of the charter of the Audit Committee on an annual basis, particularly in light of recent legislation and rule making regarding the role of the Audit Committee.

        Responsibilities.    The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others; reviewing the systems of internal controls over financial reporting, disclosure controls and procedures and the company's financial reporting process that management and the Board have established; and endeavoring to maintain free and open lines of communication among the Audit Committee, the company's independent auditors and management. The Audit Committee is also responsible for the review of all critical accounting policies and practices to be used by the company; the review and approval or disapproval of all proposed transactions or courses of dealings that are required to be disclosed by Item 404 of Regulation S-K that are not otherwise approved by a comparable committee or the entire Board; and establishing procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority to secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities.

        It is not the duty of the Audit Committee to plan or conduct audits or to prepare the company's financial statements. Management is responsible for preparing the company's financial statements, and has the primary responsibility for assuring their accuracy and completeness, and the independent auditors are responsible for auditing those financial statements and expressing their opinion as to their presenting fairly in accordance with generally accepted accounting principles the company's financial condition, results of operations and cash flows. However, the Audit Committee does consult with management and the company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of the company's financial affairs. In addition, the Audit Committee is responsible for the oversight of the independent auditors; considering and approving the appointment of and approving all engagements of, and fee arrangements with, the company's independent auditors; and the evaluation of the independence of the company's independent auditors.

        In the absence of their possession of information that would give them a reason to believe that such reliance is unwarranted, the members of the Audit Committee rely without independent verification on the information provided to them by, and on the representations made by, the company's management and the company's outside auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls over financial reporting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's authority and oversight responsibilities do not independently assure that the audits of the company's financial statements are presented in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the company's outside auditors are in fact "independent."

        Review with Management and Independent Auditors.    The Audit Committee has reviewed and discussed the company's audited financial statements (including the quality of the company's accounting principles) with the company's management and the company's independent auditors, PricewaterhouseCoopers LLP. In addition, the Audit Committee has consulted with management and PricewaterhouseCoopers LLP prior to the presentation of financial statements to stockholders. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, including, among other items, matters related to the conduct by the independent auditors of the audit of the company's consolidated financial statements. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with PricewaterhouseCoopers LLP its independence from the company, including whether its provision of non-audit services has compromised such independence.

        Conclusion and Reappointment of Independent Auditors.    Based on the reviews and discussions referred to above in this report, the Audit Committee recommended to the company's Board of Directors that the audited consolidated financial statements be included in the company's Reports on Form 10-K for the year ended June 30, 2003 and the six-moth period ended December 31, 2003 for filing with the SEC, and in March 2004 appointed PricewaterhouseCoopers LLP as the company's independent auditors for the fiscal year ending December 31, 2004.

        Submitted by the Audit Committee* of the Board of Directors:

James T. Armstrong Kenneth L. Coleman Carol A. Scott

*
Ms. Scott joined the Board of Directors and became a member of the Audit Committee in April 2003. Ms. Fonstad was a member of the Audit Committee until April 2003 when she resigned from our Board of Directors and the Audit Committee.

Stock Performance Graph

        The graph depicted below shows a comparison of cumulative total stockholder returns for the company, the Nasdaq Stock Market (U.S.) Index and the Morgan Stanley Internet Composite.

        The graph covers the period from September 23, 1999, the date of NetZero's initial public offering, to December 31, 2003. The graph assumes that $100.00 was invested in NetZero's common stock on September 23, 1999 at the initial public offering price of approximately $53 per share and in each index, and that all dividends were reinvested. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

        Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this proxy statement or future filings made by us under those statutes, the compensation committee report, the audit committee report, reference to the independence of the audit committee members and the stock performance graph are not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Executive officers, directors and greater-than-10% beneficial owners are required to furnish us with copies of all of the forms that they file.

        Based solely on our review of these reports or written representations from certain reporting persons, we believe that during the fiscal year ended June 30, 2003 and the six month period ended December 31, 2003, our officers, directors, greater-than-10% beneficial owners and other persons subject to Section 16(a) of the Exchange Act complied with all filing requirements applicable to them, except that Jennifer S. Fonstad, a member of our Board of Directors until her resignation on April 29, 2003, made two late filings of Form 4 reports covering a total of two transactions.

Annual Report

        A copy of our Transition Report on Form 10-K for the six-month period ended December 31, 2003, filed with the SEC on February 5, 2004, accompanies this proxy statement being mailed to all stockholders. The Transition Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

Form 10-K; Available Information

        Stockholders may obtain an additional copy of our Transition Report on Form 10-K for the six-month period ended December 31, 2003, free of charge, by writing to our corporate Secretary at United Online, Inc., 2555 Townsgate Road, Westlake Village, California 91361. All reports and documents we file with the SEC are also available, free of charge, on our corporate Web site (www.untd.com).

BY ORDER OF THE BOARD OF DIRECTORS OF UNITED ONLINE, INC.

Frederic A. Randall, Jr. Executive Vice President, General Counsel and Secretary

Westlake Village, California
April 7, 2004

APPENDIX A

CODE OF ETHICS

        United Online, Inc. is committed to conducting our business in accordance with applicable laws, rules and regulations and the highest standards of business conduct, and to full and accurate financial disclosure in compliance with applicable law. This Code of Ethics applies to the company's outside directors and all of the company's employees, and constitutes the company's "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and is the company's "code of conduct" within the meaning of the listing standards of the NASDAQ Stock Market. The company's Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer (or persons performing similar functions), other executive officers and outside directors are referred to in this Code of Ethics as "Senior Officers." This Code of Ethics sets forth specific policies to guide you in the performance of your duties.

        In addition to complying with applicable law, you must engage in and promote honest and ethical conduct and abide by this Code of Ethics as well as other company policies and procedures that govern the conduct of our business. Your responsibilities include creating a culture of ethical business conduct and commitment to compliance, maintaining a work environment that encourages employees to raise concerns, and promptly addressing employee compliance concerns.

Compliance With Laws, Rules And Regulations

        You are required to comply with the laws, rules and regulations that govern the conduct of our business and to report any suspected violations in accordance with the section below entitled "Compliance With Code of Ethics."

Conflicts of Interest

        Your obligation to conduct the company's business in an honest and ethical manner includes the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. Without full disclosure of all facts and circumstances and written approval, you shall not make any investment, accept any position or benefits, participate in any transaction or business arrangement or otherwise act in a manner that creates or appears to create a conflict of interest. Senior Officers must make the disclosure to, and receive the prior written approval of, the General Counsel and the Chairman of the Audit Committee of the Board of Directors, or such other individual or committee of the Board of Directors as may be designated by the Board of Directors. All other employees must make disclosure to, and receive the written approval of, those individuals who are delegated such responsibility through policies and procedures adopted by the company.

Disclosures

        It is company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws, rules and regulations in all reports and documents that the company files with, or submits to, the Securities and Exchange Commission and in all other public communications made by the company. Senior Officers are required to promote compliance with this policy and Senior Officers and employees are required to abide by company standards, policies and procedures designed to promote compliance with this policy.

        You must record the company's financial activities in compliance with all applicable laws and accounting practices. The making of false or misleading entries, records or documentation is strictly prohibited. You must never create a false or misleading report or make a payment or establish an account on behalf of the company with the understanding that any part of the payment or account is to be used for a purpose other than described by the supporting documents.

A-1

Compliance With Code of Ethics

        If you are a Senior Officer and you know of or suspect a violation of applicable laws, rules or regulations or this Code of Ethics, you should promptly report that information to the General Counsel. All other employees who know of or suspect a violation of applicable laws, rules or regulations or this Code of Ethics should promptly report that information to either the General Counsel or the person designated in other polices and procedures adopted by the company. No one will be subject to retaliation because of a good faith report of a suspected violation.

        Violations of this Code of Ethics may result in disciplinary action, up to and including discharge. The Board of Directors shall determine, or shall designate appropriate persons to determine, appropriate action in response to violations of this Code.

Waivers of Code of Ethics

        Senior Officers who would like to seek a waiver of this Code of Ethics must make full disclosure of the particular circumstances to the General Counsel and the Chairman of the Audit Committee of the Board of Directors, or such other individual or committee of the Board of Directors as may be designated by the Board of Directors. All other requests for waivers should be directed to either the company's Chief Personnel Officer or the person designated in other policies and procedures adopted by the company. Amendments to this Code of Ethics, and waivers of this Code of Ethics for Senior Officers, will be publicly disclosed as required by applicable law and regulations.

No Rights Created

        This Code of Ethics is a statement of certain fundamental principles, policies and procedures that govern the company's employees and outside directors in the conduct of the company's business. It is not intended to and does not create any rights in any employee, director, vendor, competitor, stockholder or any other person or entity.

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APPENDIX B

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
UNITED ONLINE, INC.
AS AMENDED AND RESTATED BY THE BOARD ON
JANUARY 27, 2004

I.     PURPOSE OF THE COMMITTEE

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of United Online, Inc. (the "Corporation") is to oversee the accounting and financial reporting processes of the Corporation and its subsidiaries and the audits of the financial statements of the Corporation.

II.    COMPOSITION OF THE COMMITTEE

        The Committee shall consist of three or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), and any additional requirements that the Board deems appropriate.

        The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

        Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

        Each member of the Committee must be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be designated by the Board to be the "audit committee financial expert," as defined by the Securities and Exchange Commission ("SEC") pursuant to the Sarbanes-Oxley Act of 2002 (the "Act").

III.  MEETINGS OF THE COMMITTEE

        The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than once every fiscal quarter. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

        A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

IV.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

        In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, Nasdaq, or any other applicable regulatory authority:

Selection, Evaluation, and Oversight of the Auditors

        (a)   Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Corporation's Annual Report on Form 10-K is referred to herein as the "independent auditors");

        (b)   Review and, in its sole discretion, approve in advance the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Corporation and such independent auditors (which approval should be made after receiving input from the Corporation's management, if desired). Approval of audit and permitted non-audit services will be made by the Committee or as otherwise provided for in the Audit Committee Pre-Approval Policy;

        (c)   Review the performance of the Corporation's independent auditors, including the lead partner of the independent auditors, and, in its sole discretion, make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

        (d)   Evaluate the independence of the Corporation's independent auditors by, among other things:

    (i)
    obtaining and reviewing from the Corporation's independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1;

    (ii)
    actively engaging in a dialogue with the Corporation's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

    (iii)
    taking, or recommending that the Board take, appropriate action to oversee the independence of the Corporation's independent auditors;

    (iv)
    monitoring compliance by the Corporation's independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

    (v)
    monitoring compliance by the Corporation of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

    (vi)
    engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

Oversight of Annual Audit and Quarterly Reviews

        (e)   Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan's progress and results during the year;

        (f)    Review with management, the Corporation's independent auditors and the Corporation's internal auditing department, if any, the following information which is required to be reported by the independent auditor:

    (i)
    all critical accounting policies and practices to be used;

    (ii)
    all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

    (iii)
    all other material written communications between the independent auditors and management, such as any management letter and any schedule of unadjusted differences; and

    (iv)
    any material financial arrangements of the Corporation which do not appear on the financial statements of the Corporation;

        (g)   Resolve all disagreements between the Corporation's independent auditors and management regarding financial reporting;

Oversight of Financial Reporting Process and Internal Controls

        (h)   Review:

    (i)
    the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Corporation's internal audit function, through inquiry and discussions or periodic meetings with the Corporation's independent auditors, management and the Corporation's internal auditing department, if any;

    (ii)
    the yearly report prepared by management, and attested to by the Corporation's independent auditors, assessing the effectiveness of the Corporation's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Corporation's Annual Report on Form 10-K; and

    (iii)
    the Committee's level of involvement and interaction with the Corporation's internal audit function, if any, including the Committee's line of authority and role in appointing and compensating employees in the internal audit function;

        (i)    Review with the chief executive officer, chief financial officer and independent auditors, periodically, the following:

    (i)
    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial information; and

    (ii)
    any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financial reporting;

        (j)    Review with management the progress and results of all internal audit projects, and, when deemed necessary or appropriate by the Committee, assign additional internal audit projects to the Corporation's internal auditing department;

        (k)   Receive periodic reports from the Corporation's independent auditors, management and the Corporation's internal auditing department to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

        (l)    Review and discuss with the independent auditors the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation's independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Corporation's financial statements should be included in the Annual Report on Form 10-K;

        (m)  Establish and maintain free and open means of communication between and among the Committee, the Corporation's independent auditors, the Corporation's internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

Miscellaneous

        (n)   Review and approve or disapprove of all proposed transactions required to be disclosed by Item 404 of Regulation S-K, unless such transaction has been approved by a comparable committee of the Board of Directors or the Board of Directors as a whole;

        (o)   Meet periodically with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Corporation and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Corporation or any of its directors, officers, employees, or agents or breaches of fiduciary duty to the Corporation;

        (p)   Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

        (q)   Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

        (r)   Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

        (s)   Review and assess the adequacy of this Charter on an annual basis; and

        (t)    Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

V. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

        The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such independent counsel or other consultants or advisers as it deems necessary.

* * *

        While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

        In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

        Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

* * *

APPENDIX C

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS OF
UNITED ONLINE, INC.
ADOPTED AS OF JANUARY 27, 2004

I.     PURPOSE OF THE COMMITTEE

        The purposes of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of United Online, Inc. (the "Corporation") shall be to identify and to recommend to the Board individuals qualified to serve as directors of the Corporation.

II.    COMPOSITION OF THE COMMITTEE

        The Committee shall consist of three or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), and any additional requirements that the Board deems appropriate.

        The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

        Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.  MEETINGS AND PROCEDURES OF THE COMMITTEE

        The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

        The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

        A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

        The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A. Board Candidates and Nominees

        The Committee shall have the following duties and responsibilities with respect to Board candidates and nominees:

        (a)   To assist in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board, including persons suggested by stockholders or others. The Committee may, if it deems

C-1

appropriate, establish procedures to be followed by stockholders in submitting recommendations for Board candidates.

        (b)   To review the background and qualifications of individuals being considered as director candidates. Among the qualifications considered in the selection of candidates, the Committee shall look at the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board.

        (c)   To recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Corporation, which recommendations shall be consistent with the criteria for selecting directors established by the Board from time to time.

        (d)   To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.

V.     INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

        The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such independent counsel or other consultants or advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Corporation.

* * *

        While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

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\/ DETACH PROXY CARD HERE \/

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
UNITED ONLINE, INC.

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 6, 2004 and the Proxy Statement, and appoints Mark R. Goldston and Charles S. Hilliard, and each of them, the Proxy of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock, par value $0.0001 per share, of United Online, Inc., a Delaware corporation, that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of United Online, Inc. to be held on Thursday, May 6, 2004 at 10:00 a.m. Pacific time, at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361, or at any and all adjournments and postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

(Continued, and to be marked, dated and signed, on the other side)

UNITED ONLINE, INC

\/ DETACH PROXY CARD HERE \/

Please Detach Here
\/ You Must Detach This Portion of the Proxy Card \/
Before Returning it in the Enclosed Envelope

1.
To elect two directors to serve until the third annual stockholders meeting following their election or until their successors are duly elected and qualified:.

ELECTION OF DIRECTORS	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	FOR ALL EXCEPT as indicated to the contrary below

Nominees:    01 Robert Berglass, 02 Kenneth L. Coleman.

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.)

EXCEPTIONS

2.
To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of United Online, Inc. for the fiscal year ending December 31, 2004.

☐        FOR                        ☐        AGAINST                        ☐        ABSTAIN

3.
In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

☐        FOR                        ☐        AGAINST                        ☐        ABSTAIN

The Board of Directors recommends a vote FOR the directors listed above and a vote FOR each of the listed proposals. This Proxy when property executed, will be voted as specified above. IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED ABOVE AND IN FAVOR OF THE OTHER PROPOSALS

Please sign exactly as the name appears on your stock certificate. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Please print the name(s) appearing on each stock certificate(s) over which you have voting authority:
(Print name(s) on certificate)
(Signature and Title, if applicable) Date
(Signature, Joint Owner) Date

QuickLinks

MATTERS TO BE CONSIDERED AT ANNUAL MEETING PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS
OTHER MATTERS
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES(1)
MANAGEMENT INDEBTEDNESS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
APPENDIX A CODE OF ETHICS
APPENDIX B CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF UNITED ONLINE, INC. AS AMENDED AND RESTATED BY THE BOARD ON JANUARY 27, 2004
APPENDIX C CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF UNITED ONLINE, INC. ADOPTED AS OF JANUARY 27, 2004